THE S&P 500(R) PROTECTED EQUITY FUND, INC.

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                     Supplement dated December 22, 2000 to
                       Prospectus dated November 3, 1999

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         The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") has applied to delist its shares of common stock from the New York Stock Exchange. The Fund expects such delisting to be effective on or about the close of business on January 10, 2001. After the delisting takes place, shareholders will no longer be able to purchase or sell shares of common stock on the New York Stock Exchange. Shares of common stock will continue to be quoted on the Nasdaq National Market System under the Symbol "PEFX".

CODE #19073-1199ALL